Release of liabilities	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Note 8. Release of liabilities

On February 12, 2015, Michael Vardakis (“Then Majority Shareholder”) entered into a Stock Purchase Agreement with Kin Hon Chu (“New Majority Shareholder”) wherein Mr. Vardakis sold 8,813,225 shares of the Company’s common stock, representing approximately 85% of all issued and outstanding shares to Mr. Chu. Mr. Chu paid $4,406.61 to Michael Vardakis for this control block of shares and also directly paid off all of the existing liabilities of the Company. Accordingly, certain liabilities of $236,959 in the aggregate, including those notes payable as disclosed in note 6 and note 7, were released by the creditors as a result of the change.